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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 23, 2003
                                                -------------------

                          AK STEEL HOLDING CORPORATION
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     File No. 1-13696                31-1401455
---------------              ------------------------        -----------------
(State or other              (Commission file number)         (IRS employer
jurisdiction of                                               identification
incorporation)                                                number)


   703 Curtis Street, Middletown, Ohio                             45043
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:513-425-5000
                                                   ------------


                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibit:


              99    Press Release dated January 23, 2003


Item 9.  Regulation FD Disclosure
         ------------------------

On January 23, 2003, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated by reference herein, announcing that it submitted a proposal to acquire substantially all of the steelmaking and finishing assets of National Steel Corporation.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AK STEEL HOLDING CORPORATION


                                          /s/   Brenda S. Harmon
                                                ----------------------------
                                                Brenda S. Harmon
                                                Secretary

Dated:  January 24, 2003




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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX






Exhibit No.     Description
-----------     -----------

99              Press Release dated January 23, 2003